SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2003

SUPERIOR FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	0-25239	51-0379417
(State of Incorporation)	(Commission File No.)	(IRS Employer I.D. No.)

16101 LaGrande Drive, Suite 103 Little Rock, Arkansas	72223
(Address of Principal Executive Office)	(Zip code)

Registrant’s telephone number, including area code: 501-324-7282

Item 9. Regulation FD Disclosure

The Registrant hereby furnishes on the attached Exhibit 99.1, as Regulation F-D Disclosure, its announcement to investors of the Company’s 2003 Gulf South Bank Conference presentation. All data contained in the presentation was drawn from either the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2002 or from the Registrant’s quarterly report on Form 10-Q for the quarter ended March 31, 2003.

Exhibit No.	Document Description

99.1	2003 Gulf South Bank Conference presentation

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERIOR FINANCIAL CORP. (Registrant)

Date: May 5, 2003	/s/ ROBERT A. KUEHL
Robert A. Kuehl Chief Financial Officer

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